                     SECURITIES AND EXCHANGE COMMISSION

                           Washington, D.C. 20549

                                  Form 8-K

                               CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)   January 28, 1998


                               PP&L Resources, Inc.
___________________________________________________________________________
          (Exact name of registrant as specified in its charter)

         PENNSYLVANIA                   1-11459            23-2758192
___________________________________________________________________________
  (State or other jurisdiction       (Commission         (IRS Employer
        of incorporation)            File Number)        Identification
                                                               No.)


                                  PP&L, Inc.
___________________________________________________________________________
          (Exact name of registrant as specified in its charter)

         PENNSYLVANIA                   1-905            23-0959590
___________________________________________________________________________
  (State or other jurisdiction       (Commission         (IRS Employer
        of incorporation)            File Number)        Identification
                                                               No.)

      TWO NORTH NINTH STREET, ALLENTOWN, PA.               18101-1179
___________________________________________________________________________
     (Address of principal executive offices)              (Zip Code)


Registrant's telephone number, including area code 610-774-5151


___________________________________________________________________________
      (Former name or former address, if changed since last report.)

Item 5.	Other Events


	The following text is from a Company news release of January 28, 1998, regarding the retirement of Ronald E. Hill, Senior Vice
President-Financial of PP&L Resources, Inc. and PP&L, Inc.:

PP&L Resources Senior Financial Vice President to Retire

	Ronald E. Hill, senior vice president-Financial of PP&L
Resources, Inc. (NYSE: PPL) since 1994, will retire from the company effective February 1.

	In announcing the retirement, William F. Hecht, chairman, president and chief executive officer, said Hill has made significant contributions to the success of the Allentown-based company during his 33-year career.

	"Ron has played an important role in our effort to transform the company from a narrowly focused electric utility to a player in the emerging worldwide energy business. Under his leadership, our financial group has risen to the new challenges," said Hecht. "On behalf of everyone at PP&L, we offer him our thanks and best wishes for a happy and healthy retirement." said Hecht.

	Hecht said that John R. Biggar, the company's vice president-Finance, has been appointed acting senior financial officer for the company until a search for a permanent successor can be completed.

	Hill began his career at PP&L as a graduate trainee. After serving in a number of accounting positions, he was named supervisor of Financial Reporting in 1974. He also served as manager-Financial Reporting and as assistant comptroller before being named vice president and comptroller in 1987.

	PP&L Resources' major subsidiaries include: PP&L, Inc., which provides electricity delivery service to 1.2 million customers in eastern and central Pennsylvania, sells retail electricity throughout Pennsylvania and markets wholesale electricity in 18 states; PP&L Global, Inc., an international independent power company; PP&L Spectrum, Inc., which markets energy-related services and products; and H. T. Lyons, a heating, ventilating and air-conditioning company.

	For recent news releases and other information about PP&L
Resources, see our Internet home page:  http://www.papl.com/






                            SIGNATURE

	Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                          PP&L RESOURCES, INC.
                          PP&L, INC.




                          By:      /s/ John R. Biggar
                                       John R. Biggar
                               Senior Vice President-Financial
                            (PP&L Resources, Inc. and PP&L, Inc.)










Date:  February 2, 1998